Exhibit 99.2

Union Pacific Appoints Doyle Simons and John Wiehoff to Board of Directors

OMAHA, NEB., July 26, 2023 – Union Pacific Corporation (NYSE: UNP) (“Union Pacific” or the “Company”) today announced that it has appointed Doyle Simons, former president and CEO of Weyerhaeuser, and John Wiehoff, former chairman, president, and CEO of C.H. Robinson, to its Board of Directors, effective immediately.

“The additions of Doyle and John are a continuation of the Board’s ongoing refreshment process to ensure we have the right mix of skills and expertise to advance the company’s strategic and operational objectives,” said Mike McCarthy, Lead Independent Director of the Board. “Both new directors bring impressive track records leading public companies as chief executives, serving on public company Boards, and experience partnering with Union Pacific. We look forward to their contributions as we collectively focus on enhancing value for all of our stakeholders.”

Simons said, “Strong customer relationships are a foundation to Union Pacific’s success, and I am excited to leverage my experience working with customers around the world to help support this team as we guide Union Pacific into the future. Years as a customer of Union Pacific has taught me their values and how important it is to run a safe and reliable railroad.”

“Union Pacific serves a critical role in supporting communities by delivering goods for use every day, and I am honored to join the Company’s board,” said Wiehoff. “I know the Union Pacific team is an incredibly talented group of railroaders, and I look forward to leveraging my background overseeing a global transportation and logistics organization to contribute to the Company’s continued success.”

As part of its ongoing refreshment efforts and continued focus on actively overseeing the Company, the Board has also formed a new Safety and Service Quality committee, which will have responsibility for reviewing, evaluating, and monitoring compliance with safety programs and providing oversight of the Company’s service performance. Director Jane Lute has been appointed to lead this new committee. In addition, Director Sheri Edison has been appointed as Chair of the Corporate Governance, Nominating and Sustainability Committee, effective August 14, 2023.

Following the appointments of Simons and Wiehoff, the Board now comprises 12 directors, 11 of whom are independent and 4 of whom have been added since 2021.

In a separate press release issued today, Union Pacific announced Jim Vena has been appointed chief executive officer and as a member of the Board, Beth Whited has been appointed president and McCarthy will assume the role of chairman of the Board. These leadership changes are effective August 14, 2023, and follow Lance Fritz stepping down as chairman, president and chief executive officer.

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About Doyle Simons

Simons served as President, Chief Executive Officer at Weyerhaeuser Company, a global producer of wood-related products and pioneer of sustainable tree farms, from 2013 until 2019. Prior to joining Weyerhaeuser Company, he held a variety of high-level leadership roles from 1992 to 2012 at Temple-Inland, Inc., including as Chairman and Chief Executive Officer from 2008 to 2012. Simons has served on the Board of Directors at Fiserv, Inc. (NASDAQ: FISV), a provider of financial services technology, as Lead Independent Director since 2022 and as a director since 2007, and on the Board of Directors at Iron Mountain Incorporated (NYSE: IRM), an information storage services company, since 2020. He previously served as a director at Weyerhaeuser Company from 2012 to 2019. Simons holds a Bachelor of Business Administration at Baylor University and a juris doctor from the University of Texas.

About John Wiehoff

Wiehoff most recently served as the Executive Chairman of C.H. Robinson Worldwide, a leading third-party logistics, supply chain management and sourcing company from 2007 to 2020 and was Chief Executive Officer of the company from 2002 to 2019. He previously held multiple leadership roles at C.H. Robinson, including President and Chief Financial Officer. Mr. Wiehoff began his career at Arthur Andersen LLP. Wiehoff has served as the Chair of the Board of Directors of Polaris (NYSE: PII), a powersports-vehicle manufacturing company, from 2021 and has been a director at Polaris since 2007. He also has served on the Board of U.S. Bancorp (NYSE: USB), a financial services company, since 2020. He previously served on the Board of Donaldson Company, Inc., an air filtration manufacturing company, from 2003 to 2022. Wiehoff holds a Bachelor of Science in accounting from St. John’s University.

ABOUT UNION PACIFIC

Union Pacific (NYSE: UNP) delivers the goods families and businesses use every day with safe, reliable, and efficient service. Operating in 23 western states, the company connects its customers and communities to the global economy. Trains are the most environmentally responsible way to move freight, helping Union Pacific protect future generations. More information about Union Pacific is available at www.up.com.

Union Pacific Investor contact: Brad Stock at 402-544-4227 or bkstock@up.com

Union Pacific Media contact: Clarissa Beyah at 402-957-4793 or cbeyah@up.com

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This news release and related materials contain statements about the Company’s future that are not statements of historical fact, including specifically the statements regarding the potential impacts of public health crises, including pandemics, epidemics and the outbreak of other contagious diseases, such as the coronavirus and its variant strains (COVID); the Russia-Ukraine conflict and its impact on our business operations, financial results, liquidity, and financial position, and on the world economy (including customers, employees, and supply chains), including as a result of fluctuations in volume and carloadings; expectations as to general macroeconomic conditions, including slowdowns and recessions, domestically or internationally, and future volatility in interest rates and fuel prices; closing of customer manufacturing, distribution, or production facilities; expectations as to operational or service improvements; expectations as to hiring challenges; availability of employees; expectations regarding the effectiveness of steps taken or to be taken to improve operations, service, infrastructure improvements, and transportation plan modifications; expectations as to cost savings, revenue growth, and earnings; the time by which goals, targets, or objectives will be achieved; projections, predictions, expectations, estimates, or forecasts as to business, financial, and operational results, future economic performance, and planned capital investments ; proposed new products and services; estimates of costs relating to environmental remediation and restoration; estimates and expectations regarding tax matters; expectations that claims, litigation, environmental costs, commitments, contingent liabilities, labor negotiations or agreements, cyberattacks or other matters. These statements are, or will be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information, or statements regarding: projections, predictions, expectations, estimates, or forecasts as to the Company’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Company’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors, including risk factors, could affect the Company’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Company’s Annual Report on Form 10-K for 2022, which was filed with the SEC on February 10, 2023. The Company updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions, or changes in other factors affecting forward-looking information. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. References to the Company’s website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

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